UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange
Series A Junior Participating Convertible Preferred Stock, par value $0.01 per share
Series B Junior Participating Convertible Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2021, Entercom Communications Corp. (the “Company”) filed Articles of Amendment (the “Amendment”) with the Secretary of State of the Commonwealth of Pennsylvania to amend Article One of the Company’s Articles of Incorporation to change the Company’s name to Audacy, Inc. The Amendment was approved by the Board of Directors of the Company in accordance with the Pennsylvania Business Corporation Law as amended.

The effective date of the Amendment (and the Company’s name change) is April 9, 2021. The Company expects its ticker symbol on the New York Stock Exchange to change from “ETM” to “AUD” on April 9, 2021.

Item 8.01. Other Events

On March 30, 2021, the Company issued a press release (the “Press Release”) announcing that it is changing its name to Audacy, Inc. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Effective April 9, 2021, the Company’s finance subsidiary, Entercom Media Corp., will change its corporate name to Audacy Capital Corp. In addition, the Company is changing “Entercom” to “Audacy” in the name of each of its other subsidiaries that included “Entercom” as part of its name.

The information in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Exhibits

(d)	Exhibits

Exhibit No.	Title

3.1	Articles of Amendment, filed March 30, 2021.

99.1	Entercom Communications Corp.’s Press Release, issued March 30, 2021.

104	Cover Page Interactive Data File (embedded within the XBRL file).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: March 30, 2021